UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

UNUSUAL MACHINES, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A per Item 1 of this Schedule and Exchange Act Rules 14c–5(g) and 0–1

UNUSUAL MACHINES, INC.

151 Calle De San Francisco
Ste. 200 PMB 2106
San Juan, Puerto Rico 00901-1607

+1 855-921-4600

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND

YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT

To our Stockholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock, $0.01 par value per share, of Unusual Machines, Inc., a Puerto Rico corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

The purpose of the Information Statement is to notify our stockholders that on March 11, 2024, Red Cat Holdings Inc., the owner of 4,250,000 of the shares of common stock representing 47.7% of our common stock and Mr. Jeffrey Thompson, the owner of 328,500 of the shares of common stock representing 3.7% of our common stock,, collectively representing an aggregate of approximately 51.4% of the voting power, executed a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Consent”) which is described below. The Majority Stockholder Consent approved a proposal to change the state of incorporation of the Company from Puerto Rico to Nevada. We expect to reincorporate in Nevada following 20 calendar days after we mail the Information Statement.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

Sincerely

/s/ Allan Evans
March __, 2024	Name:	Allan Evans
San Juan, Puerto Rico	Title:	Chief Executive Officer

UNUSUAL MACHINES, INC.

151 Calle De San Francisco
Ste. 200 PMB 2106
San Juan, Puerto Rico 00901-1607

+1 855-921-4600

__________________________________

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

__________________________________

WE ARE NOT ASKING YOU FOR A

PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT

GENERAL

This Information Statement is being mailed on or about March __, 2024 to the holders of record at the close of business on March 11, 2024 (the “Record Date”) for stockholders of Unusual Machines, Inc., a Puerto Rico corporation, entitled to notice in connection with the adoption of a proposal approving our reincorporating from Puerto Rico to Nevada (the “Nevada Reincorporation”). On March 11, 2024, Red Cat Holdings, Inc. (“Red Cat”) owner of 4,250,000 shares of common stock and Mr. Jeffrey Thompson (“Thompson”) owner of 328,500 shares of common stock executed a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Consent”) approving the Nevada Reincorporation.

The elimination of the need for a special meeting of stockholders to approve this action is made possible by Section 3657 of the Puerto Rico General Corporations Act (“PRGCA”). Section 3657 of the PRGCA provides that any action required to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing setting forth the actions to be taken is signed by the holder of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shareholders entitled to vote thereon were present and voted. The aggregate voting power held by Red Cat and the other stockholders who executed the Majority Consent represents approximately 51.4% of our voting power and was sufficient to approve the Nevada Reincorporation. Our Board of Directors (the “Board”) will not solicit any proxies or consents from any other stockholders in connection with this action.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) to our stockholders of record on the Record Date. This Information Statement is being mailed on or about March __, 2024 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent. This Information Statement also constitutes notice under Section 3657(f) of the PRGCA that the corporate actions were taken by the written consent of the majority stockholder.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith.

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INTERESTS OF CERTAIN PERSONS

Our officers and directors do not have any substantial interest in the matters acted upon pursuant to the Majority Stockholder Consent, except our Chairman of the Board and Chief Executive Officer, Allan Evans, will receive material tax benefits. Dr. Evans is a resident of Puerto Rico and as such can only receive these benefits if the Company is incorporated outside of Puerto Rico and certain other steps occur. The key benefit for Dr. Evans is that the equity he will be granted will be taxed by Puerto Rico at 4% and be exempt from U.S. ordinary income taxes that would otherwise be incurred.

Prior to Dr. Evans joining us, our counsel had recommended reincorporation in either Nevada or Delaware given that our business would be initially located in Florida once we acquired our two operating subsidiaries and our ties to Puerto Rico were limited to the residences of three directors. While we now rent a small executive office for Dr. Evans from Red Cat, that fact did not change our counsel’s recommendation. Accordingly, our Board of Directors (the “Board”) considered the matter at a meeting and on March 4, 2024 it approved the Nevada Reincorporation.

NEVADA REINCORPORATION

Overview of the Proposed Reincorporation

The unanimous approval by our Board was conditioned on stockholder approval of the Nevada Reincorporation. On March 11, 2024, Red Cat and Thompson who collectively hold approximately 51.4% of the Company, executed the Majority Stockholder Consent approving the Nevada Reincorporation. Under Puerto Rican law, the Record Date to determine stockholders of record that are entitled to receive this Information Statement is March 11, 2024.

The Nevada Reincorporation will be implemented through the merger of the Company with and into a wholly-owned subsidiary corporation incorporated in the State of Nevada which will be named Unusual Machines, Inc. (the “Merger”). Our name following the Nevada Reincorporation will be Unusual Machines, Inc. We will file the appropriate Merger documents with the Department of State of Puerto Rico and Secretary of State of Nevada.

For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the government of Puerto Rico is sometimes referred to as “UMAC–Puerto Rico.”

The Board considered several factors in reaching this decision to approve the Nevada Reincorporation such as corporate governance, our ability to attract and retain board members outside of Puerto Rico, our ability to raise additional financing, the ease of using large banks outside of Puerto Rico and our ability to process credit card orders for our products. Our Board was advised of certain differences between Puerto Rico and Nevada state corporate laws, and other advantages and disadvantages of the Nevada Reincorporation.

The Board believes that the choice of state domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state corporate law and judicial interpretations of state law to guide their decision-making on many key issues, including appropriate governance policies and procedures, satisfaction of fiduciary obligations to stockholders, compliance with financial and legal requirements in the corporation’s business operations, and consideration of key strategic transactions for the corporation, including financings, mergers, acquisitions and divestitures. The Company believes that it would be advantageous to complete the Nevada Reincorporation as soon as possible.

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The Board believes that it is important for the Company to be able to draw upon the established statutory scheme of Nevada law in making legal and business decisions while helping to preserve the stockholder rights that our stockholders are accustomed to, in the interest of maximizing long-term stockholder value. While Nevada lacks the prominence, breadth, depth, and predictability of Delaware corporate law, including its extensive body of case law, our Board considered the substantial cost difference and our counsel’s recommendation that Nevada offers more protection to corporate officers and favorable indemnification provisions. Ultimately, the cost savings was the driving factor in selecting Nevada. After careful consideration, the Board believes that it is in the best interests of the Company and its stockholders to complete the Nevada Reincorporation.

In order to reincorporate in Nevada, we recently formed a Nevada subsidiary and will merge the Company into it with the subsidiary being the surviving corporation.

Stockholders are urged to read this Information Statement carefully, including all of the related appendices attached to this Schedule 14C. The following discussion summarizes material provisions of the Nevada Reincorporation and is subject to and qualified in its entirety by the Merger Agreement in substantially the form attached hereto as Annex A (the “Merger Agreement”), the Nevada Articles of Incorporation in substantially the form attached hereto as Annex B; and the Nevada Bylaws in substantially the form attached hereto as Annex C. Prior to the consummation of the Nevada Reincorporation, the Company will file Nevada Articles of Incorporation and the Nevada Certificate of Designation, Preference and Rights (the “Certificate of Designation”) of the Series B Convertible Preferred Stock (the “Series B”) with the Secretary of State of the State of Nevada, substantially in the form attached as Annex D. The Certificate of Designation for the Series B substantially similar to the Certificate of Designation with respect to the Series B other than changes to conform the comparable provisions under Puerto Rico law to the applicable provisions under Nevada law. Copies of our current Puerto Rico Certificate and Puerto Rico Bylaws have been filed with the SEC as exhibits to our Registration Statement on Form S-1 (File No. 333-270519) and can be viewed at https://www.sec.gov/Archives/edgar/data/1956955/000168316824000999/unusual_424b1.htm. .. Copies will be sent to stockholders free of charge upon written request to:

Unusual Machines, Inc.

151 Calle De San Francisco
Ste. 200 PMB 2106
San Juan, Puerto Rico 00901-1607

Attention: Investor Relations

Phone Number: 1 855-921-4600

E-mail Address: allan@unusualmachines.com

Structure of the Nevada Reincorporation

To accomplish the Nevada Reincorporation, we recently incorporated a subsidiary as a Nevada corporation under Nevada law. We refer to this new subsidiary that will be named Unusual Machines, Inc. as UMAC-Nevada in this Schedule 14C. UMAC-Puerto Rico will then merge with and into UMAC-Nevada under the terms of an Agreement and Plan of Merger between UMAC-Puerto Rico and UMAC-Nevada, which we refer to as the “Merger Agreement.” UMAC-Nevada will be the survivor in the Merger, and shares of UMAC-Puerto Rico common stock will convert to UMAC-Nevada common stock on a one-for-one basis. The Series B will also convert to UMAC-Nevada Series B on a one-for-one basis.

The proposed Merger Agreement is included as Annex A. Forms of the UMAC-Nevada’s Articles of Incorporation and Nevada Bylaws are included as Annex B and Annex C of this Schedule 14C. The form of Series B Certificate of Designation is included as Annex D. Please read these documents in full rather than relying on any summary or description of their terms.

Impact on Our Business

UMAC-Nevada will carry on our business as before, with all of the same directors, officers, employees and properties. We will not move any employees or operations to Nevada. In general the Nevada Reincorporation itself is not expected to change our business, management, fiscal year, assets or liabilities or location of our facilities, which we expect will be the same immediately after the Nevada Reincorporation is completed as immediately before it is completed.

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Other Aspects of the Nevada Reincorporation

In connection with the Nevada Reincorporation proposal, the Merger has three key components:

•	the Nevada Articles of Incorporation, Series B Certificate of Designation and the Bylaws of UMAC-Nevada;

•	the Merger Agreement between UMAC-Puerto Rico and UMAC-Nevada; and

•	UMAC-Nevada’s assumption of the Company’s benefit plans and equity incentive plans under which grants of equity securities including restricted stock units, rights and options may be made.

No Tax or Accounting Effects

UMAC-Nevada will inherit UMAC-Puerto Rico’s tax and financial history and attributes. We believe you will not recognize any gain or loss on your shares because of the Nevada Reincorporation.

Effect on our Outstanding Stock

You will receive one share of common stock of UMAC-Nevada in exchange for each existing share of common stock and holders of Series B will receive one share of Series B of UMAC-Nevada in exchange for each existing share of Series B. However, you need not exchange your certificate(s) at any particular time. We will record the change on our records and will contact you if exchanging certificates becomes required for any reason. You do not have dissenters or appraisal rights, or the right to receive cash instead of stock if you oppose the reincorporation.

The trading symbol for our Common Stock will remain “UMAC”. Our common stock will continue to be listed on the NYSE American. We expect no interruption in trading.

We cannot predict whether the stock price for our common stock will increase, remain the same or decrease if and when the Nevada Reincorporation is completed. We do not expect the reincorporation to have any direct effect on the market price of our stock.

The Reasons for Reincorporating in Nevada

The Board considered many factors in deciding to approve and recommend the Nevada Reincorporation. Its principal reasons were:

•	Nevada has a modern and flexible corporation law.

•	Nevada’s legislature is responsive to business needs and we believe it is actively seeking to increase the number of Nevada corporations by making its corporate law attractive.

•	Nevada’s Eighth Judicial District, which is the largest judicial district in the state, has a designated business court devoted exclusively to corporate law issues to help institute case management plans minimizing the interruption of business operations.

•	Many large corporations are incorporated in Nevada in comparison to other states (other than Delaware).

•	Nevada law on elimination of director and officer liability and indemnification, with certain limited exceptions, of corporate agents provides more assurance for persons acting in these roles than does the law of other states. As a result, qualified persons may be more willing to serve in those roles for a Nevada corporation than for a corporation incorporated in Puerto Rico or another state.

We believe that the factors listed above will improve the Board’s ability to manage the Company for the benefit of all stockholders.

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Impacts on Rights of Stockholders

As a Puerto Rico corporation, the rights of stockholders and the duties of the Board are governed by the PRGCA, our Certificate, and our Bylaws. After the Nevada Reincorporation, the rights of stockholders and the duties of the Board will instead be governed by the Nevada Revised Statutes (“NRS”) the Nevada Articles of Incorporation, and the Nevada Bylaws. Puerto Rico corporate law and Nevada corporate law are similar in many respects with respect to the rights of stockholders but have some differences. In addition, the proposed Nevada Articles of Incorporation and Bylaws of UMAC-Nevada vary in certain respects from the existing Certificate and Bylaws of UMAC-Puerto Rico. See the questions and answers below for a discussion of some of the differences. The changes in your rights are described in more detail in the sections below entitled “Significant Differences the Charters and Bylaws of UMAC-Puerto Rico and UMAC-Nevada and Between the Corporation Laws of Puerto Rico and Nevada.”

Opt Out of Nevada Revised Statutes Sections 78.411 to 78.444

Section 78.438 of the Nevada Revised Statutes (“NRS”) restricts certain “business combinations” with certain “interested stockholders” for two years following the date that a person becomes an interested stockholder, unless the Board approved the combination before the person first became an interested stockholder or the Board and a vote of at least 60% of the remaining stockholders approve the business combination at an annual or special meeting. Further, even after the expiration of the two years, under Section 78.439 of the NRS, Nevada corporations are prohibited from engaging in a business combination with interested stockholders unless (i) the combination was approved by the Board before the person became an interested stockholder; (ii) the combination is approved by a majority of the disinterested stockholders; or (iii) the combination otherwise meets the requirements specified in Sections 78.411 to 78.444 of the NRS.

For purposes of Section 78.438 of the NRS, an interested stockholder is any person who is (i) the direct or indirect beneficial owner of 10% or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within two years immediately before the date in question was the direct or indirect beneficial owner of 10% or more of the voting power of the then outstanding shares of the corporation. A Nevada corporation may elect not to be governed by this law.

In the Nevada Reincorporation, UMAC-Nevada would elect to not be governed by Sections 78.411 to 78.444 of the NRS so such restrictions would not apply to us after the Nevada Reincorporation.

At present, other than Red Cat, we have no 15% stockholders.

How Does the Proposed Nevada Articles of Incorporation of the UMAC-Nevada Differ from and is Similar to the Existing Puerto Rico Certificate of Incorporation?

Under the PRGCA, the Puerto Rico Certificate, and the Puerto Rico Bylaws, holders of our common stock have the right to plurality voting in the election of directors. The proposed Nevada Articles of Incorporation also authorizes holders of UMAC-Nevada to use plurality voting in the election of directors.

The proposed Nevada Articles of Incorporation provides that litigation concerning the internal affairs of the UMAC-Nevada, including stockholder derivative actions but excluding claims under the Exchange Act, shall be brought exclusively in state courts located in Nevada. The proposed Nevada Articles of Incorporation further provides that unless UMAC-Nevada consents in writing to an alternative forum, the federal district courts of the United States shall have exclusive jurisdiction over claims brought under the Securities Act of 1933 (the “Securities Act”), and that the United States District Court for the State of Nevada shall be the exclusive venue with respect to any cause of action brought under the Securities Act or the Exchange Act.

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The Puerto Rico Certificate similarly provides that litigation concerning the internal affairs of the Company, including stockholder derivative actions but excluding claims under the Exchange Act, shall be brought exclusively in state courts located the Commonwealth of Puerto Rico. The Puerto Rico Certificate further provides that unless the Company consents in writing to an alternative forum, the federal district courts of the United States shall have exclusive jurisdiction over claims brought under the Securities Act, and that the United States District Court for the District of Puerto Rico shall be the exclusive venue with respect to any cause of action brought under the Securities Act or the Exchange Act.

Other differences between the existing and proposed charters and bylaws are described below in the section titled “Significant Differences Between the Charters and Bylaws of UMAC-Puerto Rico and UMAC-Nevada and Between the Corporate Laws of Puerto Rico and Nevada.”

How Is Nevada Corporate Law Different From and Similar to Puerto Rico Corporate Law?

Generally, Nevada law places more authority in the hands of the directors and provides directors greater protection from liability other than in connection of a breach of fiduciary duty and such breach involved intentional misconduct, fraud, and knowing violation of law, pursuant to NRS section 78.138. Some of the specific differences are:

•	Both Puerto Rico and Nevada law provide that stockholders only have the right to cumulate votes in the election of directors if specifically authorized by the corporation’s articles/certificate of incorporation.

•	Both Puerto Rico and Nevada law have substantially the same provisions in allowing a corporation to eliminate directors’ personal liability for actions they take in their role as directors. Puerto Rico law does not contain any statutory allowance to eliminate an officer’s personal liability for actions they take in their role as an officer, but Nevada law, in contrast, does.

•	Both Puerto Rico and Nevada law allow a corporation to indemnify its directors, officers, and other corporate agents if they are sued or incur liability in the course of performing their duties for the corporation. To “indemnify” means to reimburse for personal liability and personal expenses, or to advance funds for expenses as incurred.

•	Puerto Rico law permits stockholders to inspect the corporation’s stockholder list and corporation’s books for appropriate purposes under certain circumstances. Inspection rights under Nevada law are narrower, as only a stockholder owning at least 5% of the outstanding shares may inspect the corporation’s stockholder and only a stockholder owning at least 15% of the outstanding shares may inspect the corporation’s books of account and financial statements for appropriate purposes under certain circumstances. Inspection rights under Puerto Rico law are broader: any stockholder can inspect the list for any proper purpose upon written demand.

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Both Puerto Rico and Nevada requires stockholder approval by a majority of the voting power where there is a change of control. The NYSE American Listing Rules, which would apply to us since our common stock is listed on the NYSE American, would require stockholder approval if shares of common stock are issued in a change of control transaction.

•	Under Puerto Rico law, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders entitled to vote at the election of directors, unless the certificate of incorporation provide for a classified board or cumulative voting. In contrast, Nevada law provides that at least two-thirds of the voting power of a corporation’s issued and outstanding stock is needed to remove any one or all of the directors.

•	Both Puerto Rico and Nevada law allow stockholders to act by written consent provided that the holders of outstanding stock having at least the minimum number of votes needed to take such action at a meeting consent to the action in writing in lieu of a meeting, except Puerto Rico law requires the corporation to give prompt notice of the action to stockholders that did not give written consent. Nevada has no such notice requirement, although the Exchange Act overrides state law.

•	Puerto Rico law provides that a corporation may declare and pay dividends only out of surplus, or if no surplus exists, out of net profits for the fiscal year the dividend is declared in or the preceding year provided that the corporation’s capital after the dividend payment is not less than the total capital amount represented by the issued and outstanding classes having a preference upon the distribution of assets, unless the certificate of incorporation further restricts. In contrast, Nevada law may make distributions, including dividends, to its stockholders provided that the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the total of its liabilities plus any amount needed if the corporation were to be dissolved to satisfy the preferential rights of stockholders.

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Further Discussion of the Reasons for Reincorporating in Nevada

The Board recommends the Nevada Reincorporation for several reasons. Generally, we believe that the Nevada Reincorporation will improve our ability to manage the Company for the benefit of stockholders. Further, Nevada has no state corporate income tax and no taxes on corporate shares.

Favorability of Nevada Law. Nevada has a modern statutory corporation law, has codified management-friendly standards of care for actions taken in response to takeover attempts, maintains limited liability protection for a corporation’s directors and officers, and has no state corporate income tax. These factors all provide the Board and management with greater certainty in discharging their duties and maintaining the success of the corporation as a whole.

Flexibility of Nevada Law. For many years, Nevada has followed a policy of encouraging corporations to incorporate in that state. It has done so by adopting and administering comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. Historically, Nevada’s legislature have acted quickly and effectively to meet changing business needs. Further, Nevada’s largest judicial district has a dedicated business court for commercial litigation to help streamline commercial litigation.

Nevada as a Corporate Domicile. Among public companies, Nevada is one of the most common states of incorporation. Many companies have reincorporated in Nevada as we propose to do. Nevada has a modern and well-developed corporate law with management-friendly provisions.

Increased Ability to Attract and Retain Qualified Directors. The Board believes that a Nevada corporation has certain advantages in attracting qualified candidates to act as directors and officers.

Both Puerto Rico and Nevada law permit a corporation to adopt charter provisions that reduce or limit the monetary liability of directors for breaches of their fiduciary duty in certain circumstances and provide for indemnification of directors and officers. The frequency of claims and litigation directed against directors and officers may discourage qualified persons from taking on these positions. The Company believes that, in general, Nevada law provides (i) greater protection to officers than Puerto Rico law and (ii) broad indemnification for directors and officers.

With clearer corporation laws, directors and officers should be able to carry out their duties with more assurance that they are acting properly. A more developed and clearer corporation law should reduce the risk of liability and claims. Potential directors and officers can accept roles with the Company with less concern for their own financial risk.

To date, no persons invited to become a director or officer of the Company have declined because it was a Puerto Rico corporation.

Anti-Takeover Provisions and Possible Effect on Takeover Offers

Some Nevada laws or the proposed Nevada Articles of Incorporation may deter another person or entity from making a hostile acquisition proposal for part or all of the Company, because they make it harder for the acquirer to acquire control of us without our cooperation. We believe that these provisions are in your best interests. However, they may also discourage a third party from proposing a transaction you would approve if given the opportunity to vote on it.

Existing Defensive Measures

In the discharge of its fiduciary obligations to our stockholders, the Board may consider in the future certain defensive strategies designed to enhance our ability to negotiate with an unsolicited bidder. We do not currently have in place and defensive measures such as a rights plan other than under normal Puerto Rico law.

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Proposed Defense Measures in the Nevada Articles of Incorporation and Nevada Bylaws

Like many other states, Nevada permits a corporation to adopt measures designed to reduce its vulnerability to unsolicited takeover attempts. We are not proposing the reincorporation to prevent an unsolicited takeover attempt and are not aware of any present effort by any person to acquire control of the company, obtain representation on the Board or take any action that would materially affect the governance of the company.

Our proposed Nevada Articles of Incorporation and Nevada Bylaws contain provisions which could operate to delay, defer or prevent a change of control of the Company or an extraordinary corporate transaction such as a merger, reorganization, tender offer or sale of all or substantially all of our assets. These provisions and certain provisions of the proposed Nevada Articles of Incorporation and proposed Nevada Bylaws could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. Specifically, the following provisions may have anti-takeover effects:

•	The Nevada Bylaws will contain advance notice requirements for stockholder proposals seeking to nominate a person to the board of directors at an annual meeting must deliver detailed notice to us no earlier than the 120th calendar day, nor later than the 90th calendar day, prior to the anniversary date of the immediately preceding annual meeting, or if the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, such notice must be received no later than 10 calendar days following the day on which public announcement of the date of the annual meeting is first made;

•	The NRS and the Nevada Bylaws will require the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock of the Company entitled to vote in order to remove an incumbent director;

•	Our Nevada Articles of Incorporation will authorize “blank check” preferred stock which may have such rights and preferences, including super voting rights, as the Board may determine, which could be issued to affiliates or other persons whose interests align with incumbent control persons of the Company;

•	Our Nevada Articles of Incorporation will provide that lawsuits involving the Company and its internal affairs, including derivative actions brought on behalf of the Company by its stockholders under state corporate law, be governed by the laws of Nevada and providing that resulting proceedings be heard exclusively in state courts located within Nevada, which may make actions against or on behalf of the Company more difficult to litigate by stockholders; and

•	Similarly, our Nevada Articles of Incorporation will provide that actions brought under the Securities Act or the Exchange Act be brought exclusively in federal court in Nevada, and that federal courts have exclusive jurisdiction over Securities Act litigation relating to the Company.

These provisions, together with provisions of the NRS, could have the effect of delaying, deferring or preventing an attempted takeover or change of control of the Company, or making such an attempt more difficult. Additionally, in most jurisdictions it remains unclear how a court would interpret and whether it would enforce some of these provisions, resulting in added uncertainty. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder, and that there is uncertainty as to whether a state or federal court would enforce these charter provisions.

We believe that unsolicited takeover attempts may be unfair or disadvantageous to us and our stockholders because, among other reasons:

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•	an uninvited acquirer may time its takeover bid to take advantage of temporarily depressed stock prices;

•	an uninvited acquirer may design its bid to preclude or minimize the possibility of more favorable competing bids or alternative transactions;

•	an uninvited acquirer may acquire only a controlling interest in the corporation’s stock, without affording all stockholders the opportunity to receive the same economic benefits; and

•	a non-negotiated acquisition of a controlling interest may put us in default under certain contractual arrangements that prohibit a “change of control” without the prior written consent of the other contracting party.

Defensive measures encourage a potential bidder to negotiate with the Board. Despite our belief in its benefits to stockholders, the Nevada Reincorporation may be disadvantageous to our existing stockholders. For example, we might not approve of a takeover attempt that a majority of stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium over the then current market value for their shares. The Nevada Reincorporation could discourage such an offer. As a result, an existing stockholder might wish to participate in an unsolicited tender offer but not have an opportunity to do so. In addition, to the extent that provisions of Nevada law enable us to resist a takeover or a change in control, certain features of the Nevada Reincorporation will make it more difficult for stockholders to change the existing Board and management.

Certain Significant Differences and Similarities between the Corporation Laws of Puerto Rico and Nevada

Stockholder Derivative Suits

A derivative suit is a legal action brought by one or more stockholders in the name of, and for the benefit of, the corporation, after the corporation has failed to pursue the claim. Both Nevada and Puerto Rico law provides that a stockholder bringing a derivative action on behalf must have been a stockholder at the time the claim arose, or they later acquired the stock by operation of law.

Ability to Have the Federal District Courts of the United States in the District of Nevada and Nevada Courts Serve as the Exclusive Forum for the Adjudication of Certain Legal Matters

To ensure that we get the full benefits of Nevada’s corporate legal framework, the proposed Nevada Articles of Incorporation provide that the internal affairs of the Company, including stockholder derivative actions but excluding claims under the Exchange Act, shall be brought exclusively in state courts located in Nevada. The proposed Nevada Articles of Incorporation also provides that unless the Company consents in writing to an alternative forum, the federal district courts of the United States shall have exclusive jurisdiction over claims brought under the Securities Act, and that the United States District Court for the District of Nevada shall be the exclusive venue with respect to any cause of action brought under the Securities Act or the Exchange Act.

Under the exclusive forum provision contained in the Nevada Articles of Incorporation, (i) the federal district courts of the United States in the District of Nevada shall serve as the exclusive jurisdiction for any litigation arising under the Securities Act unless we consent to an alternative forum, and (ii) the state courts in the State of Nevada will be the exclusive forum for certain actions involving the Company unless we consent to an alternative forum. Based on the proposed language in the Nevada Articles of Incorporation, the state courts in the State of Nevada would be the exclusive forum for (a) derivative actions brought on our behalf, and (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer (or affiliate of any of the foregoing) of the Company to the Company or the Company’s stockholders; (c) any action asserting a claim against the Company arising pursuant to any provision of the NRS, the Nevada Articles of Incorporation, or Nevada Bylaws; or (d) any action asserting a claim against the Company governed by the internal affairs doctrine.

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We believe that the exclusive forum provision in the Nevada Articles of Incorporation will reduce the risk that we could become subject to duplicative litigation in multiple forums, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Nevada law or federal securities law. Any of these could expose the Company to increased expenses or losses.

Although the Board believes that the designation of the state courts in the State of Nevada as the exclusive forum for intra-corporate disputes and the federal district courts of the United States in the District of Nevada for Securities Act claims serves our best interests and our stockholders as a whole, the Nevada Articles of Incorporation allows us to consent to an alternative forum on a case-by-case basis. Specifically, where the Board determines that our interests and those of our stockholders are best served by permitting a dispute to proceed in a forum other than the state courts in the State of Nevada or the federal district courts of the United States in the District of Nevada, the exclusive forum provision in the Nevada Articles of Incorporation permits us to consent to the selection of such alternative forum. Neither of these choice of forum provisions would affect suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction, except for mandating venue in Nevada.

Effectiveness of Nevada Reincorporation

We anticipate that we will cause the Nevada Reincorporation to become effective as soon as reasonably practicable, subject to the completion of certain legal formalities, including obtaining certain consents and approvals by third parties with respect to certain contracts to which we a party and providing certain notices to regulatory authorities. The Merger Agreement also provides that the Merger Agreement may be terminated and the Reincorporation may be abandoned at any time before it is completed and for any reason by the Board of either the Company or UMAC-Nevada or both, notwithstanding the approval, if obtained, of the principal terms of the Merger Agreement by our stockholders, or the adoption of the Merger Agreement by the sole stockholder of UMAC-Nevada, or both. Therefore, the Board could determine to delay or not to proceed with the Nevada Reincorporation. Furthermore, the Merger Agreement may be amended at any time prior to the date Nevada Reincorporation is completed, either before or after the stockholders have voted to adopt this proposal, subject to applicable law.

Significant Differences and Similarities Between the Charters and Bylaws of UMAC-Puerto Rico and UMAC-Nevada and Between the Corporate Laws of Puerto Rico and Nevada

The following summarizes a comparison of certain key provisions between the Puerto Rico Incorporation Documents and proposed Nevada Articles of Incorporation and Nevada Bylaws, as well as certain provisions of Puerto Rico and Nevada corporate laws. The comparison highlights important differences, but is not intended to list all differences, and is qualified in its entirety by reference to such documents and to the respective General Corporation Laws of the States of Puerto Rico and Nevada. Stockholders are encouraged to read the Nevada Articles of Incorporation, the Nevada Bylaws, the Puerto Rico Certificate and the Puerto Rico Bylaws in their entirety. The proposed Nevada Articles of Incorporation and Nevada Bylaws are attached to this Information Statement. Our current Certificate, which we refer to as the “Puerto Rico Certificate,” and our current Bylaws, which we refer to as the “Puerto Rico Bylaws,” are filed publicly as exhibits to our periodic reports with the SEC.

Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Authorized Shares	510,000,000 of authorized capital, 500,000,000 shares of which are designated common stock, $0.01 par value per share and 10,000,000 shares of preferred stock, par value $0.01 per share.	No change.

Annual Election of Directors	No change. Under Puerto Rico law the directors are elected at a stockholders meeting at which a quorum is present. The Puerto Rico Bylaws provide for the annual election of all directors.	No change. The NRS provides directors must be elected at the annual meeting of the stockholders. The Nevada Bylaws provide for the annual election of all directors.

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Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Number of Directors	Under Puerto Rico law, a corporation’s board of directors must consist of one or more individuals, with the number fixed by or in the manner provided in the bylaws, unless the certification of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. The Puerto Rico Bylaws provide that the Company shall have between one and nine directors.

The NRS provides that a corporation must have at least one director and may provide in its articles of incorporation or bylaws for a fixed or variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders.

The Nevada Bylaws provide that the board of directors will consist of not less than three and no more than nine members, and the number may be increased or decreased by resolution of the board of directors or stockholders.

Vote Required to Elect Directors

No change. Under Puerto Rico law, unless the certificate of incorporation or bylaws provide otherwise, the directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election at a stockholders meeting at which a quorum is present.

The Puerto Rico Bylaws provided for plurality voting.

No change. The NRS provides that, unless the articles of incorporation or bylaws require more than a plurality of the votes cast, directors must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election.

The Nevada Articles of Incorporation and Nevada Bylaws do not contain provisions requiring more than a plurality of the votes cast for the election of directors.

Cumulative Voting	Puerto Rico law provides that a corporation’s certificate of incorporation may provide for cumulative voting. The Puerto Rico Bylaws do not provide for cumulative voting.	The NRS provides that a corporation’s articles of incorporation may provide for cumulative voting. The Nevada Articles of Incorporation do not provide for cumulative voting.

Removal of Directors

Under Puerto Rico law, any director, or the entire board, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote at an election of directors, unless the certificate of incorporation provides for a classified board or if the corporation has cumulative voting.

The Puerto Rico Bylaws conform to Puerto Rico law, permitting directors to be removed at any time with or without cause at a special meeting of shareholders called expressly for that purpose.

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

The Nevada Bylaws conform to Nevada law, permitting a director to be removed by stockholders at an annual or special meeting of stockholder by the affirmative vote of two-thirds of the voting power then entitled to vote at such meeting.

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Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Filling a Vacancy on the Board

Puerto Rico law provides that all vacancies on the board may be filled by a majority of the remaining directors, or, whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected, unless the certificate of incorporation or bylaws provide otherwise.

Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

The Puerto Rico Bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of the majority of the remaining directors and such term will only be until the next election of directors by the stockholders.

Nevada law provides that all vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation or bylaws, directors chosen to fill any other vacancies will hold office until a successor is elected and qualified, or until the director resigns or is removed.

The Nevada Bylaws provide that any vacancy on the board of directors, including a newly-created directorship, may be filled by a majority vote of the remaining directors. Any director so chosen shall hold office for the unexpired portion of the term of the class of directors in which the new directorship was created or the vacancy occurred and until his or her successor shall have been elected and shall have been elected and qualified or until any such director’s earlier death, resignation or removal.

Advance Notice of Shareholder Proposals and Director Nominations

Puerto Rico does not have any laws relating to the advance notice of shareholder proposals and director nominations.

However, the Puerto Rico Bylaws provide that if a stockholder wishes to nominate a director for election or submit other matters to be considered at an annual meeting, the stockholder must deliver written notice with certain information contained therein no later than the close of business on the 120th day and no earlier than the close of business on the 150th day prior to the first anniversary of the date on which the Company released its proxy materials to its stockholders for the prior year’s annual meeting of stockholders.

Nevada does not have any laws relating to the advance notice of shareholder proposals and director nominations.

However, the Nevada Bylaws provide that if a stockholder wishes to nominate a director for election, the stockholder must deliver written notice with certain information contained therein no earlier than 120 days and no later than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

Ability of Shareholders to Call Special Meetings

Under Puerto Rico law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The Puerto Rico Bylaws provide that special meetings of the stockholders can be authorized by the Board of Directors or by such person authorized by the Company’s Certificate of Incorporation or the Bylaws.

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call annual or special meetings of the stockholders.

Under the Nevada Bylaws, special meetings of the stockholders, for any purpose, may be called only by the Chief Executive Officer, the Chairman of the Board of Directors, or the President of the Company, and shall be called by the Chief Executive Officer, the President, or the Secretary of the Company upon a written request signed by a majority of members of the Board of Directors.

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Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Shareholder Action by Written Consent

Puerto Rico law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing, except that, in addition, the PRGCA requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders that did not consent in writing.

The Puerto Rico Bylaws permits any action permitted to be taken at an annual or special meeting of the stockholders to be taken without a meeting if the holders of the outstanding stock having no less than the minimum number of votes needed to authorize such action at a meeting consent in writing. The Puerto Bylaws further provide that, after obtaining such written consent, notice shall be given to stockholders who did not consent in writing.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

The Nevada Bylaws provide that any action which may be taken by the vote of stockholders at a meeting may be taken without a meeting if authorized by written consent of the holders of at least a majority of the voting power, except that, if a greater proportion is required for such action at a meeting, then the greater proportion of written consents is required.

Dividends, Repurchases and Redemption

Puerto Rico law provides PRGCA provides that, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends only out of surplus (defined as the excess of paid-in par value per shares or stated capital), or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding year, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the Puerto Rico law generally provides that a corporation may not redeem or repurchase its shares if such redemption or repurchase would impair the capital of the corporation.

The Puerto Rico Bylaws provide that the board of directors may declare dividends from time-to-time, subject to various provisions.

Nevada law provides that a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

The Nevada Bylaws provide that, subject to such restrictions or requirements as may be imposed by applicable law or the Company’s Articles of Incorporation or as may otherwise be binding upon the Company, the Board of Directors may from time to time declare, and the Company may pay or make, dividends or other distributions to its stockholders.

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Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Amendment of Bylaws

Under Puerto Rico law, initial bylaws may be adopted, amended or repealed by the initial directors, if such individuals were appointed in the certificate of incorporation, or by the board of directors, if the corporation has not received any payment for any of its stock. After a corporation receives any payment for any of its stock, the power to adopt, amend or repeal a corporation’s bylaws shall be vested in the stockholders entitled to vote, provided that a corporation’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The Puerto Rico Certificate of Incorporation is silent as to the power to amend the Company’s bylaws. However, the Puerto Rico Bylaws provide that the bylaws may be repealed or amended, and new bylaws may be adopted, by the stockholders or board of directors.

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

The Nevada Articles of Incorporation are silent as to the power to amend the Company’s bylaws. The Nevada Bylaws provide that the bylaws may be repealed, altered, or amended, or new bylaws may be adopted, by the majority vote of the board of directors or majority vote of the combined voting stock of the outstanding capital stock of the Company, and if required by any outstanding series of preferred stock, by a majority of the voting power of any outstanding series.

Restrictions on Transactions with Interested Shareholders	Puerto Rico law does not have any provisions relating to restrictions on transactions with interested shareholders.

Under Nevada Law, an “interested stockholder” from engaging in a “business combination” such as a merger or consolidation with a corporation for two years after the person first became an interested stockholder unless the combination or the transaction is approved by the board of directors before the person first became an interested stockholder. A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation.

The Nevada Articles of Incorporation include a provision electing not to be governed by these provisions.

Shareholder Vote Required to Approve Merger or Sale of Company	Puerto Rico law requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation, except in limited circumstances.	Nevada law requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation, except in limited circumstances.

Exclusive Forum Provisions	The Puerto Rico Certificate of Incorporation provides that litigation concerning the internal affairs of the Company, including stockholder derivative actions but excluding claims under the Exchange Act, shall be brought exclusively in state courts located the Commonwealth of Puerto Rico. The Puerto Rico Certificate of Incorporation further provides that unless the Company consents in writing to an alternative forum, the federal district courts of the United States shall have exclusive jurisdiction over claims brought under the Securities Act, and that the United States District Court for the District of Puerto Rico shall be the exclusive venue with respect to any cause of action brought under the Securities Act or the Exchange Act.	Under the exclusive forum provision contained in the Nevada Articles of Incorporation, (i) the federal district courts of the United States in the District of Nevada shall serve as the exclusive jurisdiction for any litigation arising under the Securities Act unless we consent to an alternative forum, and (ii) the state courts in the State of Nevada will be the exclusive forum for certain actions involving the Company unless we consent to an alternative forum. The language in the Nevada Articles of Incorporation thus provides that the state courts in the State of Nevada would be the exclusive forum for (a) derivative actions brought on our behalf, and (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer (or affiliate of any of the foregoing) of the Company to the Company or the Company’s stockholders; (c) any action asserting a claim against the Company arising pursuant to any provision of the NRS, the Nevada Articles of Incorporation, or Nevada Bylaws; or (d) any action asserting a claim against the Company governed by the internal affairs doctrine.

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Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Indemnification and Advancement of Expenses

Under Puerto Rico law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) because that person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against reasonable expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if  (a) the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of First Instance or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper

Further, a director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Puerto Rico corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Puerto Rico Certificate of Incorporation authorizes indemnification to the fullest extent permitted by law. Notwithstanding such indemnification, such indemnity does not include any advancement of expenses incurred by such indemnitees relating to or arising from any proceeding in which the Corporation asserts a direct claim against an indemnitee, or an indemnitee asserts a direct claim against the Corporation, whether such claim is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person is not liable or acted in good faith in a manner which he or she reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper.

Further, a director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the NRS’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Nevada Articles of Incorporation provide for indemnification to the fullest extent permitted by law. However, notwithstanding such indemnification, such indemnity shall not include any advancement of expenses incurred by such indemnitees relating to or arising from any proceeding in which the Corporation asserts a direct claim against an indemnitee, or an indemnitee asserts a direct claim against the Corporation, whether such claim is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

15

Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Elimination of Director Personal Liability for Monetary Damages

Puerto Rico law does not statutorily limit the personal liability of a director, but does permit a corporation to adopt provisions in its certificate of incorporation to limit or eliminate the personal liability of a director for breach of fiduciary duty as a director. However, a corporation’s certificate of incorporation may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

The Puerto Rico Certificate of Incorporation limits the liability of directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation will be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law.

The Nevada Articles of Incorporation provide for the limitation of liability of officers and directors to the fullest extent provided by law.

Inspection of Shareholders’ List	Under Puerto Rico law, any stockholder upon written demand may inspect the corporation’s stockholder list and other books for a proper purpose.	Under Nevada law, a stockholder owning at least 5% of outstanding shares upon written demand may inspect the corporation’s stockholder list for a proper purpose.

Approval of Certain Corporate Transactions	Under Puerto Rico law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall not be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director’s or officer’s relationship or interest related to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair and reasonable to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors and the transaction is approved by the board in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and they approve or ratify the transaction in good faith by a majority vote of stockholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.

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Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Class Voting in Certain Corporate Transactions	Puerto Rico law does not generally require class voting, except in connection with certain amendments to the corporation’s certificate of incorporation.	Nevada law likewise does not generally require class voting, except in connection with certain amendments to the corporation’s certificate of incorporation.

Appraisal Rights

Under Puerto Rico law, a stockholder who (1) holds shares of stock on the date of the making of a demand of appraisal with respect to such shares; (2) continuously holds such shares through the effective date of the merger or consolidation; (3) has not voted in favor of, nor consented in writing to, a merger or consolidation in which the corporation is participating, has the right to an appraisal by the Court of First Instance of the fair value of the stockholder’s shares of stock, subject to specified procedural requirements.

However, there are no appraisal rights under Puerto Rico law if the corporation’s stock is either listed on a national securities exchange or held of record by more than 2,000 holders.

The Puerto Rico Certificate of Incorporation and Puerto Rico Bylaws do not contain any provisions regarding appraisal rights.

Under Nevada law, a stockholder has the right to dissent from, and to obtain payment of the fair value of his shares in the event of: (1) the consummation of a plan of merger to which the corporation is a party if  (a) approval by the stockholders is required for the merger or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger or (b) the corporation is a subsidiary and is merged with its parent; (2) the consummation of a plan of conversion to which the corporation is a party as the corporation whose subject owner’s interests will be converted; (3) the consummation of a plan of exchange to which the corporation is a party as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange; or (4) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

Notwithstanding the paragraph above, unless the articles of incorporation provide otherwise, stockholders have no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series that: (a) is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act, or (b) is traded in an organized market and held by at least 2,000 stockholders, and has a market value of at least $20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares. Notwithstanding the foregoing, dissenters’ rights are available to stockholders if the stockholders are required to accept anything other than cash or shares of any class or series of shares of any corporation, or any other proprietary interest of any other entity, in exchange for their shares, provided that the standards set forth in item (a) or (b) in the preceding sentence are satisfied with respect to their shares at the time the corporate action becomes effective.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any provisions regarding appraisal rights.

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Provision	Current Puerto Rico Provision	Proposed Change for Reincorporation
Dissolution

Under Puerto Rico law, the board of directors must first approve dissolution before calling a meeting of stockholders. A majority vote of the outstanding stock of the corporation is required to approve the proposed dissolution. If a majority of the outstanding stock votes in favor of the dissolution, a certificate of dissolution shall be executed, acknowledged, and filed with the Department of State.

Alternatively, dissolution may also be authorized without board of director action if all stockholders entitled to vote consent in writing.

Under Nevada law, after the board of directors approves of the corporation’s dissolution, the directors must recommend the dissolution to the stockholders, who must approve the dissolution. Stockholders may act by written consent to approve of the dissolution. If the dissolution is approved by the directors and stockholders the corporation shall file a notice with the Secretary of State.

Shareholder Derivative Suits

Under Puerto Rico law, a stockholder may only bring a derivative action if the stockholder was a stockholder at the time of the transaction of which they complain or thereafter acquired the shares by operation of law.

Under Nevada law, a shareholder may only bring a derivative action if the shareholder was a shareholder at the time of the transaction of which they complain or thereafter acquired the shares by operation of law.

Interest of Our Directors and Executive Officers in the Nevada Reincorporation

Our directors and executive officers may have interests in the Nevada Reincorporation transaction that are different from, or in addition to, the interests of the stockholders generally. For example, the Nevada Reincorporation provides our officers and directors more clarity and certainty in the reduction of their potential personal liability and strengthens the ability of directors to resist coercive and inadequate takeover bids. See the discussion beginning on page 3 for information on Allan Evans’ special tax benefits. The Board has considered these interests, among other matters, in reaching its decision to approve the Nevada Reincorporation and to recommend that our stockholders vote in favor of this proposal.

U.S. Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of the Nevada Reincorporation to the Company of U.S. holders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. holders in light of their particular circumstances or to U.S. holders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of the Company’s common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of the Nevada Reincorporation are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of the Nevada Reincorporation may not be the same for all U.S. holders. Stockholders should consult their own tax advisors to understand their individual federal, state, local, and foreign tax consequences.

Tax Consequences to the Company. The Nevada Reincorporation is intended to constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The tax consequences described below assume that the Nevada Reincorporation is properly characterized as a reorganization.

The Company would not recognize any taxable income, gain or loss as a result of the Nevada Reincorporation. In addition, the Company does not expect the Nevada Reincorporation to affect the Company’s ability to utilize the Company’s net operating loss carryforwards.

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Tax Consequences to U.S. Holders. U.S. holders generally will not recognize gain or loss as a result of the Nevada Reincorporation. The aggregate tax basis of UMAC-Nevada common stock received by each U.S. holder will equal the aggregate tax basis of the UMAC-Puerto Rico common stock surrendered by such U.S. holder in exchange therefor.

The holding period of the UMAC-Nevada common stock received by each U.S. holder will include the period during which such U.S. holder held the UMAC-Puerto Rico common stock surrendered in exchange therefor.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the date of this Information Statement, certain information with respect to the beneficial ownership of our common stock by:

•	each shareholder known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our current directors and Named Executive Officers; and
•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days and underlying and convertible securities, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each shareholder’s address is c/o Unusual Machines, Inc., 151 Calle De San Francisco, Ste. 200 PMB 2106, San Juan, PR 00901-1607.

	As of the Date of this Information Statement
Beneficial Owner	Number of shares of Common Stock	Percentage of Class (2)
Allan Evans, Chief Executive Officer, Director	0	*	%
Brian Hoff, Chief Financial Officer	0	*	%
Robert Lowry, Director	0	*	%
Sanford Rich, Director	0	*	%
Jeffrey Thompson, Director (1)	328,500	3.7%
Christina A. Colón, Director	0	*	%
All executive officers and directors as a group of 6 individuals	328,500	3.7%
Red Cat Holdings, Inc.	4,250,000	47.7%

*Less than 1%

(1) The number of shares beneficially owned by Mr. Thompson before the Offering only includes shares of the Company’s common stock personally owned by Mr. Thompson. Mr. Thompson is the Chief Executive Officer of Red Cat. We have been informed by Red Cat’s counsel that Mr. Thompson is not deemed to be the beneficial owner of the shares beneficially owned by Red Cat and that the Red Cat board of directors will have voting power and investment power for the shares that will be held by Red Cat. Address is 15 Ave. Munoz Rivera Ste. 2200, San Juan, PR 00901. As of the date of this Information Statement, the Red Cat board of directors is comprised of Jeffrey Thompson, Joseph Freedman, Christopher Moe, and Nicholas Liuzza.

(2) The numbers and percentages outstanding in these columns, exclude:

•

1,461,876 shares of our common stock available for future issuance under the Company’s 2022 Equity Incentive Plan at the mid-point of the range, which includes shares of common stock deliverable under grants of Restricted Stock Units since the underlying common stock cannot be delivered within 60 days of the date of this Information Statement to our executives;

•

62,500 shares of our common stock issuable upon the exercise of warrants to Dominari Securities LLC (the “Representative’s Warrants”). The Representative’s Warrants can be exercised at any time, and from time to time, in whole or in part, during the five-year period commencing 180 days following February 16, 2024.

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ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company will file periodic reports, documents and other information with the SEC relating to its business, financial statements, and other matters, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any reports subsequent to that date. Our website address is www.unusualmachines.com. We will make available on this website, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports after we electronically file those materials with, or furnish those materials to, the SEC. Our website is not incorporated by reference into this Information Statement. The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.

Delivery of Documents to Security Holders Sharing an Address

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to the Company’s principal executive offices at 151 Calle De San Francisco, Ste. 200 PMB 2106, San Juan, Puerto Rico 00901-1607 or call the Company at +1 855-921-4600. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Allan Evans
Name: Allan Evans
Title: Chief Executive Officer
March __, 2024
San Juan, Puerto Rico

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ANNEX A

FORM OF AGREEMENT AND PLAN OF MERGER

OF UNUSUAL MACHINES, INC.

(a Puerto Rico corporation)

AND

UNUSUAL MACHINES, INC.

(a Nevada corporation)

This Agreement and Plan of Merger, dated as of (the “Agreement”), is entered into the ___ day of March, 2024 by and between Unusual Machines, Inc., a Puerto Rico corporation (“UMAC Puerto Rico”), and Unusual Machines, Inc., a Nevada corporation and wholly-owned subsidiary of UMAC Puerto Rico (“UMAC Nevada”). UMAC Puerto Rico and UMAC Nevada are sometimes referred to herein as the “Constituent Corporations.”

WHEREAS, UMAC Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 511,000,000 shares, 500,000,000 shares of which are designated common stock, $0.001 per share and 10,000,000 shares of which are designated preferred stock, $0.001 per share. As of the date of this Agreement, one share of common stock of UMAC Nevada was issued and outstanding, which was held by UMAC Puerto Rico and 1,000 shares of Series B Convertible Preferred Stock (the “Series B”) were authorized.

WHEREAS, UMAC Puerto Rico is a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico and has an authorized capital of 510,000,000, 500,000,000 shares of which are designated common stock, $0.01 par value per share and 10,000,000 shares of which are designated preferred stock, $0.01 par value per share. As of the date of this Agreement, 8,733,341 shares of common stock of UMAC Puerto Rico were issued and outstanding, and 155 shares of Series B Convertible Preferred Stock were issued and outstanding.

WHEREAS, the Board of Directors of UMAC Puerto Rico has determined that, for the purpose of reincorporating UMAC Puerto Rico as a Nevada corporation, it is advisable and in the best interests of UMAC Puerto Rico and its stockholders that UMAC Puerto Rico merge with and into UMAC Nevada upon the terms and conditions herein provided.

WHEREAS, the respective Boards of Directors of the Constituent Corporations have approved and declared the advisability of this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and stockholders and executed by the undersigned officers.

WHEREAS, the Merger (as defined below) is intended to qualify as a transaction governed by Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

In consideration of the mutual agreements and covenants set forth herein, the Constituent Corporations hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE 1

MERGER

1.1 Merger. In accordance with the provisions of this Agreement, the Nevada Revised Statutes (the “NRS”) and the Puerto Rico General Corporation Act (the “PRGCA”),UMAC Puerto Rico shall be merged with and into UMAC Nevada (the “Merger”), the separate existence of UMAC Puerto Rico shall cease and UMAC Nevada shall survive the Merger and shall continue to be governed by the laws of the State of Nevada, and UMAC Nevada shall be, and is herein sometimes referred to as, the “Surviving Corporation” The name of the Surviving Corporation shall be “Unusual Machines, Inc.”

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1.2 Filing and Effectiveness. Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

(a) This Agreement shall have been adopted by the sole stockholder of UMAC Nevada and the principal terms of this Agreement shall have been approved by the stockholders of UMAC Puerto Rico in accordance with the requirements of the NRS and the PRGCA, which adoption and approval by such sole stockholder of UMAC Nevada and by the stockholders of UMAC Puerto Rico has occurred as of March [ ] 2024 and March 11, 2024, respectively;

(b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c) Articles of merger meeting the requirements of the NRS (the “Articles of Merger”) shall have been filed with the Secretary of State of the State of Nevada and this Agreement, together with a Certificate of Merger/Consolidation of Domestics Corporations as provided in the PRGCA (the “Certificate of Merger”), shall have been filed with the Department of State of the Commonwealth of Puerto Rico.

The Merger shall become effective upon the filing of the Articles of Merger with the Secretary of State of the State of Nevada or at such later time as the Constituent Corporations agree and specify in the Articles of Merger (the “Effective Time”).

1.3 Effect of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the NRS and the PRGCA. Without limiting the generality of the foregoing, at the Effective Time, all of the assets, properties, rights, privileges, powers and franchises of the Constituent Corporations shall vest in the Surviving Corporation, and all of the debts, liabilities, obligations, restrictions and duties of the Constituent Corporations shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

1.4 Tax Treatment.

(a) The Constituent Corporations intend that the Merger in conjunction with the formation of UMAC Nevada qualify as a tax-free reorganization pursuant to Section 368(a)(1) of the Code, whereby UMAC Puerto Rico transfers all of its assets to UMAC Nevada in exchange for UMAC Nevada stock and the assumption of any liabilities of UMAC Puerto Rico under Sections 361(a) and 357(a) of the Code, and UMAC Puerto Rico is deemed to distribute stock of UMAC Nevada to its stockholders under Sections 354(a), 361(c), and 1032(a) of the Code.

(b) The Constituent Corporations intend that they be treated as “parties” to the reorganization under Sections 1.368-2(f) of the Treasury Regulations issued under the Code (“Treasury Regulations”); this Agreement be treated as a “plan of reorganization” under Treasury Regulation Sections 1.368-2(g) and 1.368-3(a); and the Merger be undertaken pursuant to this plan of reorganization.

(c) The Constituent Corporations hereto shall each perform such acts, execute and deliver such instruments and documents, and do all such other things as may be reasonably necessary to effect the transactions as set forth above, and to secure their treatment as a reorganization under Section 368 of the Code and under applicable state and local tax law as contemplated by this Agreement. To the extent U.S. federal income tax reporting and/or state and local tax reporting is required, each Constituent Corporation shall report the transactions described herein as described above.

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ARTICLE 2

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Articles of Incorporation. The Articles of Incorporation of the Surviving Corporation shall read as set forth on Exhibit A hereto. The Certificate of Designation of Preferences, Rights and Limitation of Series B (the “Certificate of Designation”) of the Surviving Corporation shall read as set forth on Exhibit B hereto.

2.2 Bylaws. The Bylaws of UMAC Nevada as in effect immediately prior to the Effective Time shall continue in full force and effect as the Bylaws of the Surviving Corporation, until amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of UMAC Puerto Rico immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, with such directors and officers serving as such until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

ARTICLE 3

MANNER OF CONVERSION OF STOCK

3.1 UMAC Puerto Rico Stock. Upon the Effective Time, (a) each share of UMAC Puerto Rico common stock, no par value per share, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one (1) fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation and (b) each share of UMAC Puerto Rico preferred stock, $0.01 par value per share, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one fully paid and nonassessable share of preferred stock, $0.01 par value per share, of the Surviving Corporation with the rights and limitations as set forth on the Certificate of Designation contained in Exhibit B.

3.2 UMAC Puerto Rico Employee Benefit Plans. Upon the Effective Time, the obligations of UMAC Puerto Rico under or with respect to every plan, trust, program, benefit and employment agreement or arrangement then in effect or administered by UMAC Puerto Rico for the benefit of the directors, officers and employees of UMAC Puerto Rico or any of its subsidiaries shall become the lawful obligations of UMAC Nevada and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. At the Effective Time, UMAC Nevada hereby expressly adopts and assumes all obligations of UMAC Puerto Rico under each such plan, trust, program, benefit and employment agreement or arrangement.

3.3 UMAC Puerto Rico Equity Incentive Plans. Upon the Effective Time, UMAC Nevada shall assume and continue each of the UMAC Puerto Rico equity incentive plans, including all equity incentive plans heretofore assumed by UMAC Puerto Rico (collectively, the “Equity Plans”), and all awards then outstanding thereunder. Each Equity Plan and each such award shall have the same terms and conditions, including the same number of shares of stock reserved or covered thereunder, as applicable, except that (i) the stock reserved or covered under each Equity Plan and all awards then outstanding thereunder shall be the common stock of UMAC Nevada, (ii) any performance goals thereunder related to UMAC Puerto Rico shall relate to UMAC Nevada and (iii) UMAC Nevada shall have the duties, responsibilities and authorities of UMAC Puerto Rico thereunder. At the Effective Time, UMAC Nevada hereby expressly adopts and assumes all obligations of UMAC Puerto Rico under all Equity Plans. A number of shares of UMAC Nevada’s common stock shall be reserved for issuance under the Equity Plans equal to the number of shares of UMAC Puerto Rico common stock so reserved immediately prior to the Effective Time.

3.4 UMAC Nevada Common Stock. Upon the Effective Time, each share of common stock, no par value per share, of UMAC Nevada issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by UMAC Nevada, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

23

3.5 Exchange of Certificates. After the Effective Time, each holder of a certificate representing shares of UMAC Puerto Rico common stock outstanding immediately prior to the Effective Time may, at such shareholder’s option, surrender the same for cancellation to a transfer agent designated by the Surviving Corporation (the “Transfer Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of UMAC Puerto Rico common stock outstanding immediately prior to the Effective Time shall be deemed for all purposes, from and after the Effective Time, to represent the number of shares of the Surviving Corporation’s common stock into which such shares of UMAC Puerto Rico common stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such certificate as provided above.

Each certificate representing common stock or Series B of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of UMAC Puerto Rico so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

ARTICLE 4

CONDITIONS

4.1 The obligations of UMAC Puerto Rico under this Agreement shall be conditioned upon the occurrence of the following events:

(a) Stockholder Approval. The principal terms of this Agreement shall have been duly approved by the stockholders of UMAC Puerto Rico, which approval was duly obtained on March 11, 2024; and

(b) Consents, Approvals or Authorizations. Any consents, approvals or authorizations that UMAC Puerto Rico in its sole judgment deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained.

ARTICLE 5

GENERAL

5.1 Covenants of UMAC Nevada. UMAC Nevada covenants and agrees that it will, on or before the Effective Time:

(a) Qualify to do business as a foreign corporation in the State of Puerto Rico and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the PRGCA;

(b) File the Articles of Merger with the Secretary of State of the State of Nevada;

(c) File this Agreement, together with the Certificate of Merger, with the Department of State of the Commonwealth of Puerto Rico; and

(d) Take such other actions as may be required by the PRGCA.

24

5.2 Further Assurances. From time to time, as and when required by UMAC Nevada or by its successors or assigns, there shall be executed and delivered on behalf of UMAC Puerto Rico such deeds and other instruments, and there shall be taken or caused to be taken by UMAC Nevada and UMAC Puerto Rico such further and other actions as shall be appropriate or necessary to vest or perfect in or conform of record or otherwise by UMAC Nevada the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of UMAC Puerto Rico and otherwise to carry out the purposes of this Agreement, and the officers and directors of UMAC Nevada are fully authorized in the name and on behalf of UMAC Puerto Rico or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3 Abandonment. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either UMAC Puerto Rico or of UMAC Nevada, or of both, notwithstanding the approval of the principal terms of this Agreement by the stockholders of UMAC Puerto Rico or the adoption of this Agreement by the sole stockholder of UMAC Nevada, or by both.

5.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to applicable UMAC Nevada stockholder approval or UMAC Puerto Rico stockholder approval shall not, unless approved by such stockholder or stockholders as may be required by law:

(a) Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b) Alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c) Alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada and, so far as applicable, the merger provisions of the PRGCA.

5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Left Blank Intentionally]

25

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Unusual Machines, Inc., a Puerto Rico corporation, and Unusual Machines, Inc., a Nevada corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

UNUSUAL MACHINES, INC.
a Puerto Rico corporation

By:
Name:	Allan Evans
Title:	Chief Executive Officer

UNUSUAL MACHINES, INC.
a Nevada corporation

By:
Name:	Allan Evans
Title:	Chief Executive Officer

26

ANNEX B

FORM OF ARTICLES OF INCORPORATION

OF

UNUSUAL MACHINES, INC.

1. The name of the corporation is Unusual Machines, Inc. (the “Corporation”).

2. The registered agent for service of process is Corporate Creations Network Inc. and the registered address is 8275 South Eastern Avenue #200, Las Vegas, Nevada 89123.

3. The purpose of the Corporation is to engage in any lawful activity.

4. The total authorized shares of capital stock of the Corporation is 510,000,000 shares, consisting of: (i) 500,000,000 shares of common stock, par value $0.01 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.01 per share, which shares of preferred stock may be issued from time-to-time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors of the Corporation as hereinafter provided. In connection with the establishment of any such series of preferred stock, the Board of Directors may determine and fix the designation of and the number of shares comprising such series, and such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes (the “NRS”).

5. Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

6. Indemnification.

(a) To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the NRS permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise required or permitted by Sections NRS 78.751 and 78.7502 of the NRS. Any amendment, repeal or modification of the foregoing provisions of this Section 6 shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

(b) Notwithstanding the indemnification provided for by this Section 6, the Corporation’s Bylaws, or any written agreement, such indemnity shall not include any advancement of expenses incurred by such indemnitees relating to or arising from any proceeding in which the Corporation asserts a direct claim against an indemnitee, or an indemnitee asserts a direct claim against the Corporation, whether such claim is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise. Following the termination of any proceeding, the Corporation may provide indemnification in accordance with this Section 6, the Company’s Bylaws, any written agreement or the NRS.

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7. Exclusive Jurisdiction and Venue.

(a)Nevada Courts. These Articles of Incorporation and the internal affairs of the Corporation shall be governed by and interpreted under the laws of the State of Nevada, excluding its conflict of laws principles. Unless the Corporation consents in writing to the selection of an alternative forum, the State Courts located in the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation (except to the extent that the Securities Exchange Act of 1934 provides otherwise), (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer (or affiliate of any of the foregoing) of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the NRS or the Corporation’s Articles of Incorporation or Bylaws, or (iv) any other action asserting a claim arising under, in connection with, and governed by the internal affairs doctrine.

(b)United States District Court. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive jurisdiction for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

(c)Venue. The United States District Court for the District of Nevada shall be the exclusive venue with respect to any cause of action arising under the Securities Act of 1933 or the Securities Exchange Act of 1934.

(d)Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.

8. Election Not to be Governed by NRS 78.411 to 78.444. The Corporation, pursuant to NRS 78.434, elects not to be governed by NRS 78.411 to 78.444, inclusive.

9. Initial Director and Incorporator.

(a)	The name and mailing address of the incorporator is Allan Evans, c/o Unusual Machines, Inc., 15 Ave. Muñoz Rivera, Suite 2200, San Juan, PR 00901-2510.
(b)	Allan Evans, c/o Unusual Machines, Inc., 15 Ave. Muñoz Rivera, Suite 2200, San Juan, PR 00901-2510, is the initial director.

IN WITNESS WHEREOF, the above-named incorporator has signed these Articles of Incorporation this ___ day of March, 2024.

Unusual Machines, Inc.
By: _______________
Name: Allan Evans

28

ANNEX C

FORM OF BYLAWS

OF

UNUSUAL MACHINES, INC.

I.      REFERENCES TO CERTAIN TERMS AND CONSTRUCTION

1.01. Certain References. Any reference herein made to law shall be deemed to refer to the law of the State of Nevada, including any applicable provision of Chapter 78 of Nevada Revised Statutes, or any successor statutes, as from time-to-time amended and in effect (sometimes referred to herein as the “NRS”). Any reference herein made to the Company’s Articles shall be deemed to refer to its Articles of Incorporation and all amendments thereto as at any given time on file with the Nevada Secretary of State (any reference herein to that office being intended to include any successor to the incorporating and related functions being performed by that office at the date of the initial adoption of these Bylaws). Except as otherwise required by law, the term “stockholder” as used herein shall mean one who is a holder of record of shares of the Company.

1.02. Seniority. The law and the Articles (in that order of precedence) shall in all respects be considered senior and superior to these Bylaws, with any inconsistency to be resolved in favor of the law and such Articles (in that order of precedence), and with these Bylaws to be deemed automatically amended from time to time to eliminate any such inconsistency which may then exist.

1.03. Computation of Time. The time during which an act is required to be done, including the time for the giving of any required notice herein, shall be computed by excluding the first day or hour, as the case may be, and including the last day or hour.

II.      OFFICES

2.01. Principal Office. The principal office or place of business of the Company in the State of Nevada shall be the registered office of the Company in the State of Nevada. The Company may change its registered office from time to time in accordance with the relevant provisions of NRS. The Company may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the Company may require from time to time.

III.      STOCKHOLDERS

3.01. Annual Stockholders Meeting. The annual meeting of the stockholders shall be held on such date, at such time and place, either within or without the State of Nevada, as shall be fixed by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect members of the Board of Directors and transact such other business as may properly come before the meeting.

3.02. Special Stockholders Meetings. Subject to the rights of the holder of any series of preferred stock of the Company, unless otherwise prescribed by law or by the Articles, special meetings of the stockholders, for any purpose, may be called only by the Chief Executive Officer, the Chairman of the Board of Directors, or the Chief Operating Officer of the Company, and shall be called by the Chief Executive Officer, or the Secretary of the Company upon a written request signed by a majority of members of the Board of Directors (whether or not there exists any vacancy in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Any business to be transacted at a special meeting of stockholders must be confined to the purposes stated in the notice of the stockholders’ meeting and to such additional matters as the Chairman of the meeting may rule to be relevant to such purposes. The Board of Directors shall designate the place for any meeting of stockholders, and if no designation is made, the stockholders’ meeting shall take place at the principal office of the Company.

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3.03. Notice of Stockholders Meetings.

(a)  Required Notice. Except as otherwise allowed or required by law, written notice stating the place, day and hour of any annual or special stockholders meeting shall be given not less than 10 nor more than 60 days before the date of the meeting by or at the direction of the person or persons calling the meeting, to each stockholder entitled to vote at such meeting and to any other stockholder entitled to receive notice of the meeting by law or the Articles. Such notice may be given either personally or by sending a copy thereof through the mail, by private delivery service (including overnight courier), or by email transmission, charges prepaid, to each stockholder at his or her address as it appears on the records of the Company. If the notice is sent by mail, or by private delivery service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or private delivery service for transmission to such person. If the notice is sent by email, and the Company is subject to the proxy rules of the Securities Exchange Commission, it shall comply with the rules regarding email delivery.

(b) Adjourned Meeting. If any stockholders meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place are announced at the meeting at which the adjournment is taken. But if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, then notice of the adjourned meeting shall be given to each stockholder of record entitled to such notice pursuant to Section 3.03(a).

(c)  Waiver of Notice. Any stockholder may waive notice of a meeting (or any notice of any other action required to be given by NRS, the Company’s Articles, or these Bylaws), at any time before, during, or after the meeting or other action, by a writing signed by the stockholder entitled to the notice. Each such waiver shall be delivered to the Company for inclusion in the minutes or filing with the corporate records. Attendance of a stockholder at a meeting shall constitute a waiver of notice of the meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(d) Contents of Notice. The notice of each special stockholders meeting shall include a description of the purpose or purposes for which the meeting is called. Except as required by law or the Company’s Articles, the notice of an annual stockholders meeting need not include a description of the purpose or purposes for which the meeting is called.

3.04. Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or in order to make a determination of stockholders for any other proper purpose, unless a period of more than 60 days or a period of less than 10 days is prescribed or fixed in the Articles, the directors may prescribe a period not exceeding 60 days before any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix, in advance, a record date not more than 60 or less than 10 days before the date of any such meeting as the date as of which stockholders entitled to notice of and to vote at such meetings must be determined. Only stockholders of record on that date are entitled to notice or to vote at such a meeting. If a record date is not fixed, the record date is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held. In the case of determining stockholders entitled to consent to corporate action in writing without a meeting (which entitlement shall be limited as set forth in Section 3.14), the record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. In the case of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the record date shall be not more than 60 days prior to such action. If no record date is so fixed by the Board of Directors, the record date for the determination of stockholders shall be as provided in NRS.

When a determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been made as provided in this Section 3.04, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date.

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3.05. Stockholder Quorum and Voting Requirements. Unless otherwise provided in the Articles, these Bylaws or as required by law:

(a)    a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders;

(b)    in all matters other than the election of directors, the affirmative vote of the majority of shares voting for or against the subject matter shall be at the act of the stockholders;

(c)    a nominee for director shall be elected by a plurality of the votes cast at any meeting of stockholders; and

(d)    where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Except as provided below, voting shall be by ballot on any question as to which a ballot vote is demanded prior to the time the voting begins by any person entitled to vote on such question; otherwise, a voice vote shall suffice. Unless otherwise provided in the Articles, all elections of directors shall be by written ballot. No ballot or change of vote shall be accepted after the polls have been declared closed following the ending of the announced time for voting.

3.06. Proxies. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Company.

3.07. Voting of Shares. Unless otherwise provided in the Articles, or NRS, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders.

3.08. Election Inspectors. The Board of Directors, in advance of any meeting of the stockholders, may appoint an election inspector or inspectors to act at such meeting (and at any adjournment thereof). If an election inspector or inspectors are not so appointed, the Chairman of the meeting may, or upon request of any person entitled to vote at the meeting will, make such appointment. If any person appointed as an inspector fails to appear or to act, a substitute may be appointed by the Chairman of the meeting. If appointed, the election inspector or inspectors (acting through a majority of them if there be more than one) shall determine the number of shares outstanding, the authenticity, validity, and effect of proxies, the credentials of persons purporting to be stockholders or persons named or referred to in proxies, and the number of shares represented at the meeting in person and by proxy; shall receive and count votes, ballots, and consents and announce the results thereof; shall hear and determine all challenges and questions pertaining to proxies and voting; and, in general, shall perform such acts as may be proper to conduct elections and voting with complete fairness to all stockholders. No such election inspector need be a stockholder of the Company.

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3.09. Organization and Conduct of Meetings. Each meeting of the stockholders shall be called to order and thereafter chaired by the Chairman of the Board of Directors if there is one, or, if not, or if the Chairman of the Board of Directors is absent or so requests, then by the Chief Executive Officer or Chief Operating Officer, or if both the Chairman of the Board of Directors and the Chief Executive Officer or Chief Operating Officer are unavailable, then by such other officer of the Company or such stockholder as may be appointed by the Board of Directors. The Company’s Secretary or in his or her absence, an Assistant Secretary shall act as secretary of each meeting of the stockholders. If neither the Secretary nor an Assistant Secretary is in attendance, the Chairman of the meeting may appoint any person (whether a stockholder or not) to act as secretary for the meeting. After calling a meeting to order, the Chairman thereof may require the registration of all stockholders intending to vote in person and the filing of all proxies with the election inspector or inspectors, if one or more have been appointed (or, if not, with the secretary of the meeting). After the announced time for such filing of proxies has ended, no further proxies or changes, substitutions, or revocations of proxies shall be accepted. If directors are to be elected, a tabulation of the proxies so filed will, if any person entitled to vote in such election so requests, be announced at the meeting (or adjournment thereof) prior to the closing of the election polls. Absent a showing of bad faith on his or her part, the Chairman of a meeting will, among other things, have absolute authority to fix the period of time allowed for the registration of stockholders and the filing of proxies, to determine the order of business to be conducted at such meeting, and to establish reasonable rules for expediting the business of the meeting and preserving the orderly conduct thereof (including any informal, or question and answer portions thereof).

3.10. Stockholder Approval or Ratification. The Board of Directors may submit any contract or act for approval or ratification of the stockholders at a duly constituted meeting of the stockholders. Except as otherwise determined by law, a ratification or validation of a corporate act is conclusive in the absence of actual fraud in the transaction. Ratification or validation must not be the exclusive means by which a corporate act may be ratified or validated and shall not be construed to limit the authority of the board of directors, the stockholders or the corporation to effect any lawful means of ratification or validation of a corporate act or correction of a record.

3.11. Informalities and Irregularities. All informalities or irregularities in any call or notice of a meeting of the stockholders or in the areas of credentials, proxies, quorums, voting, and similar matters, shall be deemed waived if no objection is made at the meeting.

3.12. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the Board of Directors may be made at the appropriate annual meeting of stockholders, as set forth in Section 4.02 hereto, or at any special meeting of the stockholders called for the purpose of electing one or more directors pursuant to Section 78.345 of NRS: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof); or (b) by any stockholder of the Company who, (i) is a stockholder of record on the date of the giving of the notice provided for in this Section 3.12 and on the record date for the determination of stockholders entitled to vote at such meeting, and (ii) complies with the notice procedures set forth in this Section 3.12. Provided, however, that nothing contained in this Section 3.12 or in these Bylaws shall authorize any stockholder to call any meeting of the stockholders, special or otherwise.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company, as prescribed below.

No person shall be elected to the Board of Directors of the Company at an annual meeting of the stockholders unless, with respect to a person nominated by a stockholder of the Company, a written notice of nomination of such person by the stockholder was received by the Secretary of the Company not earlier than 120 days and not later than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and, in the case of a special meeting of the stockholders called for the purpose of electing directors pursuant to Section 78.345 of NRS, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period for the giving of a stockholder’s notice as described above.

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To be in proper written form, a stockholder’s notice to the Secretary must set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected and the Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 3.12. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Notwithstanding compliance with the foregoing provisions, the Board of Directors shall not be obligated to include information as to any stockholder nominee for director in any proxy statement or other communication sent to stockholders.

3.13. Business at Stockholder Meetings. No business may be transacted at an annual or special meeting of stockholders other than business that is: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof); (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof); or (c) in the case of an annual meeting, otherwise properly brought before the meeting by any stockholder of the Company, (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.13 and on the record date for the determination of stockholders entitled to vote at such meeting, and (ii) who complies with the notice procedures set forth in this Section 3.13.

3.14 Action by Written Consent. Any action which may be taken by the vote of stockholders at a meeting may be taken without a meeting if authorized by written consent of the holders of at least a majority of the voting power, except that, if a greater proportion is required for such action at a meeting, then the greater proportion of written consents is required.

IV.      BOARD OF DIRECTORS

4.01. General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors.

4.02. Number, Tenure, and Qualification of Directors.

(a) The number of directors which shall constitute the full Board of Directors of the Company shall not be fewer than three nor more than nine. The number of directors in office from time to time shall be within the limits specified above, except as prescribed initially in the Articles and thereafter as prescribed from time to time by resolution adopted by either the stockholders or by the Board of Directors. The Board of Directors, shall have the power to increase or decrease its size within the aforesaid limits.

(b) Each director shall hold office for the term for which such director is elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. In accordance with the Company’s Articles, at each annual meeting of stockholders, directors shall be elected for a term of office expiring at the next annual meeting of stockholders, or until such director’s earlier death, resignation, or removal.

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4.03. Regular Meetings of the Board of Directors. A regular annual meeting of the Board of Directors is to be held as soon as practicable after the adjournment of each annual meeting of the stockholders, either at the place of the stockholders meeting or at such other place as the directors elected at the stockholders meeting may have been informed of at or prior to the time of their election. Additional regular meetings may be held at regular intervals at such places and at such times as the Board of Directors may determine.

4.04. Special Meetings of the Board of Directors. Special meetings of the Board of Directors may be held whenever and wherever called for by the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, or the number of directors that would be required to constitute a quorum.

4.05. Notice of, and Waiver of Notice for, Directors Meetings. At least 24 hours prior notice need be given of regular meetings of the Board of Directors. Notice of the time and place (but not necessarily the purpose or all of the purposes) of any special meeting shall be given to each director in person or by telephone or email. Notice to any director of any such special meeting shall be deemed given sufficiently in advance when: (a), if given by mail, the same is deposited in the United States mail at least four days before the meeting date, with postage thereon prepaid; (b), if given by email, the same is transmitted at least 24 hours prior to the convening of the meeting; or (c), if personally delivered (including by overnight courier), it is delivered at least 24 hours prior to the convening of the meeting. Any director may waive notice of any meeting and any adjournment thereof at any time before, during, or after it is held, as provided by law. Except as provided in the next sentence below, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any writing required by these Bylaws shall include email.

4.06. Director Quorum. A majority of the total number of directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, unless the Articles requires a greater number.

4.07. Directors, Manner of Acting.

(a)  The affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Articles or these Bylaws require a greater percentage and except as otherwise required by law.

(b) Any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, conference telephone or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. A director participating in a meeting by this means is deemed to be present in person at the meeting.

(c)  A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless, (i) the director objects at the beginning of the meeting (or promptly upon his or her arrival) to holding it or transacting business at the meeting, or (ii) his or her dissent or abstention from the action taken is entered in the minutes of the meeting, The right of dissent or abstention is not available to a director who votes in favor of the action taken.

4.08. Director Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if the action is taken by unanimous written consent of the Board of Directors as evidenced by one or more written consents describing the action taken, signed, either manually or electronically including email consent, by each director and filed with the minutes or proceedings of the Board of Directors.

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4.09. Removal of Directors by Stockholders. Except as limited by the Articles or by law, a director may be removed by the stockholders only at an annual meeting of stockholders or at a special meeting of stockholders called for such purpose and otherwise in conformity with these Bylaws, and only by the affirmative vote of the holders of two-thirds of the voting power of all the shares entitled to vote at such meeting.

4.10. Board of Director Vacancies. Unless the Articles provide otherwise and except as otherwise provided by law, any vacancy or newly created directorship may be filled by a majority of the directors then in office (whether or not a quorum), or by a sole remaining director. Any director so chosen shall hold office for the unexpired portion of the term of the class of directors in which the new directorship was created or the vacancy occurred and until his or her successor shall have been elected and shall have been elected and qualified or until any such director’s earlier death, resignation or removal.

4.11. Director Compensation. Unless otherwise provided in the Articles, by resolution of the Board of Directors, each director shall be paid his or her expenses, if any, of attendance at each meeting of the Board of Directors or any committee thereof, and may be paid a stated fee for service as director or a fixed sum for attendance at each meeting of the Board of Directors or any committee thereof, or both. No such payment shall preclude any director from serving the Company in any capacity and receiving compensation therefor.

4.12. Director Committees.

(a)  Creation of Committees. The Board of Directors shall have an Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee and may create one or more additional committees and appoint members of the Board of Directors to serve on them. Except where a greater number is required by any applicable rules of a national securities exchange, each committee shall have one or more members, who serve at the pleasure of the Board of Directors.

(b) Selection of Members. The creation of a committee and appointment of members to it shall be approved by a majority of the directors in office when the action is taken. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(c)  Required Procedures. Sections 4.03 through 4.08 of this Article IV, which govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors, apply to committees and their members.

(d) Authority. Unless limited by the Articles and except to the extent limited by law, each committee may exercise those aspects of the authority of the Board of Directors which the Board of Directors confers upon such committee in the resolution creating the committee.

4.13. Director Resignations. Any director or committee member may resign from his or her office at any time by written notice delivered to the Company as required by law. Any such resignation shall be effective upon its receipt unless some later time is therein fixed, and then from that time. The acceptance of a resignation shall not be required to make it effective.

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4.14. Interested Directors. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other company, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such director’s vote is counted for such purpose if: (a) the material facts as to such director’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to such director’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

V.      EXECUTIVE OFFICERS

5.01. Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a Chief Executive Officer, a Chief Operating Officer, Chief Financial Officer, a Treasurer and a Secretary. The Board of Directors may also choose one or more executive officers, Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors.

5.02. Duties. The officers of this Company shall have and perform the powers and duties usually pertaining to their respective offices, the powers and duties prescribed by these Bylaws, any additional powers and duties as may from time to time be prescribed by the Board of Directors and such other duties as delegated by the Chief Executive Officer including the following:

The Chief Executive Officer shall have general and active management of the business and affairs of the Company subject to the directions of the Board of Directors.

The Chief Operating Officer, if any, shall be responsible for the day-to-day activities of the Company and for the development, design, operation and improvement of its operations. He shall also perform such duties as are conferred upon him by the Chief Executive Officer of the Company and as may be prescribed by the Board of Directors.

The Chief Financial Officer shall keep correct and complete records of account, showing accurately at all times the financial condition of the Company and be primarily responsible for all filings with the Securities and Exchange Commission. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Company and shall perform such other duties as may be prescribed by the Board of Directors. In the absence of a resolution of the Board of Directors appointing a different officer, the Chief Financial Officer shall act when the Chief Executive Officer and the Chief Operating Officer are unavailable.

The Secretary shall have custody of and maintain all of the corporate records except the financial records, shall record the minutes of all meetings of the stockholders and whenever else required by the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors.

The Treasurer shall be the legal custodian of all monies, notes, securities and other valuables that may from time to time come into the possession of the Company. He shall immediately deposit all funds of the Company coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors and shall keep this bank account in the name of the Company.

Any vice Presidents or other officers shall be appointed by the Board of Directors. And have such duties as may be delegated by the Board of Directors.

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VI.      CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.01. Certificates for Shares.

(a)  Content. Certificates representing shares of the Company shall, at a minimum, state on their face the name of the issuing company and that it is formed under the laws of the State of Nevada, the name of the person to whom issued, and the number and class of shares and the designation of the series, if any, the certificate represents. Such certificates shall be signed (either manually or by facsimile to the extent allowable by law) by any of the Chairman of the Board of Directors (if any), the Chief Executive Officer, or the Chief Operating Officer and by the Secretary or any assistant secretary or the Treasurer or any assistant treasurer of the Company, and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified and shall exhibit such information as may be required by law. If a supply of unissued certificates bearing the facsimile signature of a person remains when that person ceases to hold the office of the Company indicated on such certificates or ceases to be the transfer agent or registrar of the Company, they may still be issued by the Company and countersigned, registered, issued, and delivered by the Company’s transfer agent and/or registrar thereafter, as though such person had continued to hold the office indicated on such certificate.

(b) Legend as to Class or Series. If the Company is authorized to issue different classes of shares or different series within a class, the powers, designations, preferences, and relative, participating, optional, or other special rights applicable to each class or series and the qualifications, limitations, or restrictions of such preference and/or rights shall be set forth in full or summarized on the front or back of each certificate as required by law. Alternatively, each certificate may state on its front or back that the Company shall furnish a stockholder this information on request and without charge.

(c)  Stockholder List. The name and address of the person to whom shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Company.

(d) Lost Certificates. In the event of the loss, theft, or destruction of any certificate representing shares of the Company or of any predecessor company, the Company may issue (or, in the case of any such shares as to which a transfer agent and/or registrar have been appointed, may direct such transfer agent and/or registrar to countersign, register, and issue) a new certificate, and cause the same to be delivered to the registered owner of the shares represented thereby; provided that such owner shall have submitted such evidence showing the circumstances of the alleged loss, theft, or destruction, and his, her, or its ownership of the certificate, as the Company considers satisfactory, together with any other facts that the Company considers pertinent; and further provided that, if so required by the Company, the owner shall provide a bond or other indemnity in form and amount satisfactory to the Company (and to its transfer agent and/or registrar, if applicable).

6.02. Registration of the Transfer of Shares. Transfers of shares of stock of the Company shall be made only on the stock transfer books of the Company by the holder of record thereof or by his or her legal representative or attorney in fact, who shall furnish proper evidence of authority to transfer to the Secretary, or a transfer agent, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Company shall be deemed the owner thereof for all purposes as regards the Company.

The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the Company. The Board of Directors may appoint, or authorize any officer or officers or any committee to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

6.03. Shares Without Certificates. The Board of Directors may authorize the issuance of uncertificated shares by the Company and may prescribe procedures for the issuance and registration of transfer thereof and with respect to such other matters as the Board of Directors shall deem necessary or appropriate.

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VII.      DIVIDENDS AND DISTRIBUTIONS

7.01. Distributions. Subject to such restrictions or requirements as may be imposed by applicable law or the Company’s Articles or as may otherwise be binding upon the Company, the Board of Directors may from time to time declare, and the Company may pay or make, dividends or other distributions to its stockholders.

VIII.      CORPORATE SEAL

8.01. Corporate Seal. The Board of Directors may provide for a corporate seal of the Company that shall have inscribed thereon any designation including the name of the Company, Nevada as the state of incorporation, the year of incorporation, and the words “Company Seal.”

IX.      AMENDMENTS

9.01. Amendments. These Bylaws may be repealed, altered or amended, or new Bylaws may be adopted by the affirmative vote of a majority of the Board of Directors. These Bylaws may also be repealed, altered or amended, or new Bylaws may be adopted by the affirmative vote of a majority of the combined voting stock of the outstanding capital stock of the Company, and if required by any outstanding series of preferred stock, by a majority of the voting power of any outstanding series.

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ANNEX D

FORM OF CERTIFICATE OF DESIGNATION

OF

SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

UNUSUAL MACHINES, INC.

The undersigned, Allan Evans, Chief Executive Officer of Unusual Machines, Inc. a corporation (the “Corporation”) organized and existing under Chapter 78 of the Nevada Revised Statutes (the “NRS”), in accordance with the provisions of Sections NRS 78.195 and NRS 78.1955 of the NRS, DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 4 ___, 2024;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended, to provide by resolution or resolutions for the issuance of 10,000,000 shares of Preferred Stock, par value $0.01 per share, of the Corporation, in such Series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation’s Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series;

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue 1,000 shares of Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”).

Section 2. No Voting Right. Except as otherwise expressly required by law, the Series B Preferred Stock shall not be entitled to vote on any matters submitted to shareholders of the Corporation.

Section 3. Conversion.

(a) Conversion Right. Each holder of Series B Preferred Stock may, from time to time, convert any or all of such holder’s shares of Series B Preferred Stock into fully paid and non-assessable shares of Common Stock in an amount equal to 10,000 shares of Common Stock for each share of Series B Preferred Stock converted in accordance with the provisions of this Certificate of Designation.

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(b) Conversion Procedure. In order to exercise the conversion privilege hereunder, the holder of any shares of Series B Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series B Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. Within three business days following the Corporation’s receipt of a written notice of conversion setting forth the number of shares of Series B Preferred Stock being converted (the “Conversion Notice”) is delivered by the holder to the Corporation, the Corporation shall issue the number of shares of Common Stock determined pursuant to this Section 4, which shares of Common Stock may be certificated or in book entry form as the Corporation may elect. In case of conversion hereunder of only a part of the shares of Series B Preferred Stock held by the holder, the Corporation shall update its stock ledger for the Series B Preferred Stock to reflect the holders’ shares of Series B Preferred Stock which have not been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

(c) Maximum Conversion. (i) Notwithstanding anything to the contrary set forth in this Certificate of Designation, at no time may all or a portion of the Series B Preferred Stock be converted as to a holder if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock beneficially owned by such holder at such time, the number of shares of Common Stock which would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time (the “Blocker”); provided, however, that the holder may, upon the holder providing the Corporation with sixty-one (61) days’ advance written notice (the “4.99% Waiver Notice”), amend this Section 5(c)(i) to increase the Blocker to up to 9.99%.

(ii)  Notwithstanding anything to the contrary set forth in this Certificate of Designation, and for the avoidance of doubt, at no time may all or a portion of the Series B Preferred Stock be converted if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the holder at such time, would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time.

Section 4. Other Provisions.

(a) Reservation of Common Stock. The Corporation shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion of all Series B Preferred Stock from time to time outstanding.

(b) Record Holders. The Corporation and its transfer agent, if any, for the Series B Preferred Stock may deem and treat the record holder of any shares of Series B Preferred Stock as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 5. Restriction and Limitations. Except as expressly provided herein or as required by law so long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series B Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series B Preferred Stock.

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Section 6. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Series B Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series B Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, each share of Series B Preferred Stock and the conversion ratio therefore shall be proportionately adjusted, such that the holder be entitled to receive such consideration as if such number of shares of Series B Preferred had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of the number of shares of Common Stock into which it could convert at such time. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

Section 7. Equal Treatment of Holders. No consideration (including any modification of this Certificate of Designation or related transaction document) shall be offered or paid to any person or entity to amend or consent to a waiver or modification of any provision of this Certificate of Designation or related transaction document unless the same consideration is also offered to all of holders of the outstanding shares of Series B Preferred Stock.  For clarification purposes, this provision constitutes a separate right granted to each holder by the Corporation and negotiated separately by each holder, and is intended for the Corporation to treat all holders of the Series B Preferred Stock as a class and shall not in any way be construed as such holders acting in concert or as a group with respect to the purchase, disposition or voting of the Series B Preferred Stock or otherwise.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of April, 2024.

By:
Name: Allan Evans
Title: Chief Executive Officer

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